UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL BRANDS ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2009
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2009
PROPOSAL I ELECTION OF DIRECTORS
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.
Annex A
Annex B
AUDIT COMMITTEE CHARTER OF GLOBAL BRANDS ACQUISITION CORP.

GLOBAL BRANDS ACQUISITION CORP.
11 West 42nd Street, 21st Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 11, 2009

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Global Brands Acquisition Corp., a Delaware corporation, will be held at our offices located at 11 West 42nd Street, 21st Floor, New York, New York 10036, on August 11, 2009 at 10:00 a.m., for the following purposes, all as more fully described in the attached proxy statement:

1. To elect two Class A directors to serve for the ensuing three-year period until their successors are elected and qualified; and

2. To transact such other business as may properly come before the meeting, and any or all postponements or adjournments thereof.

Only stockholders of record at the close of business on July 17, 2009 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage-prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 11, 2009: The Company’s proxy statement and annual report to security holders are available at http://www.cstproxy.com/globalbrandsacquisition/2009.

By Order of the Board of Directors

/s/  Lawrence S. Stroll

Lawrence S. Stroll,
Chairman of the Board

New York, New York
July 20, 2009

GLOBAL BRANDS ACQUISITION CORP.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 11, 2009

This proxy statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by our board directors for use at an annual meeting of stockholders to be held on August 11, 2009, and any postponements or adjournments.

On or about July 20, 2009, this proxy statement and the accompanying form of proxy are being mailed to each stockholder of record at the close of business on July 17, 2009.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•	the election of two Class A directors to serve for the ensuing three-year period until their successors are elected and qualified; and

•	any other business that may properly come before the meeting.

Who is entitled to vote?

Holders of our common stock, including the common stock included in our units, as of the close of business on July 17, 2009, the record date, are entitled to vote at the meeting. As of the record date, we had issued and outstanding 35,937,500 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal I.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting.

Can I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number for shares required to be present at the meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of all outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are counted in the determination of a quorum.

How may I vote?

You may vote your shares by mail. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You may specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

How many votes are needed for approval of each matter?

The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of a direction of the securities holder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee’s favor.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of July 17, 2009 with respect to the beneficial ownership of our common stock by (i) those persons or groups known to beneficially own more than 5% of our voting securities, (ii) each of our current executive officers and directors, (iii) each nominee for director and (iv) all of our current directors and executive officers as a group.

			Approximate
	Amount of		Percentage of
	Beneficial		Outstanding
Name and Address of Beneficial Owner(1)	Ownership		Common Stock

JLJ Partners, LLC(2)	7,062,500	(3)	19.7%
QVT Financial LP	3,127,667	(4)	8.7%
Millenco LLC	2,487,000	(5)	6.1%
Aldebaran Investments LLC	2,185,618	(6)	6.1%
Andrew M. Weiss, Ph.D.	1,838,800	(7)	5.1%
Lawrence S. Stroll	0	(8)	*
Joel J. Horowitz	0	(8)	*
John D. Idol	0	(8)	*
Arthur Bargonetti	31,250	(9)	*
John R. Muse	281,250	(10)	*
M. William Benedetto	31,250	(11)	*
Stephen F. Reitman	31,250	(11)	*
All directors and executive officers as a group (seven individuals)	7,437,500	(12)	20.7%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals or entities is 11 West 42nd Street, 21st Floor, New York, New York 10036.

(2)	Lawrence S. Stroll, Joel J. Horowitz and John D. Idol share voting and dispositive power over the shares held by JLJ Partners.

(3)	Does not include (i) 7,062,500 shares of common stock issuable upon exercise of warrants (“founders’ warrants”) included in units (“founders’ units”) issued to this entity in connection with our initial public offering (“IPO”) and (ii) 5,000,000 shares of common stock issuable upon exercise of warrants (“sponsors’ warrants”), all of which are not exercisable and will not become exercisable within 60 days.

(4)	Represents (i) 2,665,600 shares of common stock beneficially owned by QVT Fund LP (“Fund”), (ii) 278,410 shares of common stock beneficially owned by Quintessence Fund L.P. (“Quintessence”), and (iii) 183,657 shares of common stock held in a separate discretionary account for a third party (“Separate Account”). QVT Financial LP (“QVT Financial”), as the investment manager for the Fund, Quintessence and the Separate Account, may be deemed the beneficial owner of all such shares. QVT Financial GP LLC (“GP”), as the general partner of QVT Financial, may be deemed the beneficial owner of all such shares. QVT Associates GP LLC (“Associates”), as the general partner of the Fund and Quintessence, may be deemed the beneficial owner of the shares held by such entities. Each entity has shared power to vote and dispose of the shares beneficially owned by it. This amount does not include warrants that are not exercisable and will not become exercisable until we complete a business combination. The business address for QVT Financial, GP and Associates is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. The business address for the Fund is Walkers SPV, Walkers House, Mary Street, George Town, Grand Cayman, KY1 9001 Cayman Islands. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on January 9, 2008, as amended on February 7, 2008 and January 30, 2009.

(5)	Represents 2,487,000 shares of common stock beneficially owned by Integrated Core Strategies (US) LLC (“ICS”). Integrated Holding Group LP (“IHG”), as the managing member of ICS, Millenium Management LLC (“Millenium”), as the the general partner of IHG, and Isreal A. Englander, as the managing member of Millenium, may each be deemed the beneficial owner of such shares. Each of ICS, IHG, Millenium and Mr. Englander has shared power to vote and dispose of the shares. This amount does not include 4,937,954 shares of common stock issuable upon the exercise of warrants held by ICS. The business address for Millenium is 666 Fifth Avenue, New York, New York 10103 and the business address for Mr. Englander and ICS is c/o Millenium Management LLC at the same address. The foregoing information was derived from a Schedule 13G filed with the SEC on December 26, 2007, as amended on November 3, 2008.

(6)	Represents shares of common stock held in a separate account for which Aldebaran Investments LLC (“Aldebaran”) is the investment manager. Aldebaran has sole power to vote and dispose of the shares. The business address of Aldebaran is 11 West 42nd Street, 21st Floor, New York, New York 10036. The foregoing information was derived from a Schedule 13G filed with the SEC on February 17, 2009.

(7)	Represents (i) 1,169,036 shares of common stock beneficially owned by Weiss Asset Management, LLC and (ii) 669,764 shares of common stock beneficially owned by Weiss Capital, LLC. Mr. Weiss is managing member of both Weiss Asset Management, LLC and Weiss Capital, LLC. The business address for each entity and for Mr. Weiss is 29 Commonwealth Avenue, 10th Floor, Boston, Massachusetts 02116. The foregoing information was derived from a Schedule 13G filed with the SEC on April 25, 2008.

(8)	Does not include the shares held by JLJ Partners, of which each individual is approximately a 1/3 beneficial owner, either directly or through entities of which they or their family members are owners and beneficiaries.

(9)	Does not include 31,250 shares of common stock issuable upon exercise of founders’ warrants which are not exercisable and will not become exercisable within 60 days.

(10)	Represents (i) 91,250 shares of common stock held by Mr. Muse, (ii) 150,000 shares of common stock held by Muse Family Enterprises, Ltd., a family partnership benefiting Mr. Muse’s children, (iii) 30,000 shares of common stock held by Muse Children’s GS Trust, a trust established for the benefit of Mr. Muse’s children, and (iv) 10,000 shares of common stock held by The Muse Educational Foundation of which Mr. Muse is President. Does not include (i) 91,250 shares of common stock issuable upon exercise of founders’ warrants and public warrants held by Mr. Muse, (ii) 150,000 shares of common stock issuable upon exercise of public warrants held by Muse Family Enterprises, Ltd., (iii) 30,000 shares of common stock issuable upon exercise of public warrants held by Muse Children’s GS Trust and (iv) 10,000 shares of common stock issuable upon exercise of public warrants held by The Muse Educational Foundation, none of which are exercisable or will become exercisable within 60 days.

(11)	Does not include (i) 7,437,500 shares of common stock issuable upon exercise of founders’ warrants, (ii) 250,000 shares of common stock issuable upon the exercise of public warrants and (iii) 5,000,000 shares of common stock issuable upon exercise of sponsors’ warrants, all of which are not exercisable and will not become exercisable within 60 days.

The securities beneficially held by our officers and directors are subject to an escrow agreement, as described in the section entitled “Certain Relationships and Related Transactions — Related Party Transactions.”

PROPOSAL I

ELECTION OF DIRECTORS

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. Pursuant to our bylaws, the number of directors that shall constitute our board has been fixed at seven. This provision in our bylaws may not be amended by stockholders prior to the consummation of our initial business combination (as described more fully in our filings with the SEC) except upon approval by the holders of at least 85% of the outstanding shares of common stock.

The term of office of the first class of directors (Class A), consisting of Stephen F. Reitman and John R. Muse, will expire at this year’s annual meeting of stockholders. The term of office of the second class of directors (Class B), consisting of M. William Benedetto and Arthur Bargonetti, will expire at our second annual meeting of stockholders. The term of office of the third class of directors (Class C), consisting of Lawrence S. Stroll, Joel J. Horowitz and John D. Idol, will expire at our third annual meeting of stockholders.

Unless authority is withheld, the proxies solicited by the board of directors will be voted FOR the re-election of each of Stephen F. Reitman and John R. Muse. Our amended and restated certificate of incorporation does not provide for cumulative voting. In case any of the nominees becomes unavailable for re-election to the board of directors, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

Information About Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position

Joel J. Horowitz	58	Chief Executive Officer, Treasurer and Director
Lawrence S. Stroll	50	Chairman of the Board
John D. Idol	50	President, Secretary and Director
Arthur Bargonetti	75	Director
John R. Muse	58	Director
M. William Benedetto	68	Director
Stephen F. Reitman	61	Director

Joel J. Horowitz has served as our chief executive officer, treasurer and a member of our board of directors since our inception. Mr. Horowitz was a member of Tommy Hilfiger Corporation’s board of directors from 1992 through October 2005 and rejoined the board in May 2006 following that company’s acquisition by Apax Partners. Mr. Horowitz continues to serve on the board of Tommy Hilfiger. From 1989 to 1994, Mr. Horowitz served as president and chief operating officer of Tommy Hilfiger. From 1994 to August 2003, he was the president and chief executive officer of Tommy Hilfiger. He then served as chairman of Tommy Hilfiger from August 2003 to October 2005. The Tommy Hilfiger group designs, sources and markets men’s and women’s sportswear, jeanswear and childrenswear under the Tommy Hilfiger and Karl Lagerfeld trademarks. In 1989, Mr. Horowitz, along with Mr. Stroll, Silas Chou and Tommy Hilfiger, acquired the Tommy Hilfiger business from Murjani International, Ltd., an apparel manufacturer. Mr. Horowitz joined Murjani International in 1982 as senior vice president and was president of new product development from 1984 to 1986, during which time he was instrumental in developing and launching the Tommy Hilfiger business. Mr. Horowitz also served as president of Murjani International from 1986 to 1989.

Lawrence S. Stroll has been our chairman of the board since our inception. Mr. Stroll has been the co-chairman of the board of Michael Kors Corporation, one of the preeminent designers for luxury sportswear, since January 2003. Mr. Stroll acquired a majority stake in Michael Kors Corporation in January 2003 through Sportswear Holdings Limited, a firm he co-founded in 1989. Sportswear Holdings Limited was formed to acquire the Tommy Hilfiger business with Mr. Hilfiger, Joel Horowitz and Silas Chou. Sportswear Holdings is beneficially owned 50% by Mr. Stroll and his affiliates and 50% by Mr. Chou and his affiliates. He served on the board of directors of Tommy Hilfiger Corporation from 1992 to July 2002, and was its co-chairman from 1998 to July 2002. In 2000, Sportswear Holdings acquired the London-based Asprey and Garrard luxury businesses. Mr. Stroll served as co-chairman of Asprey and Garrard until its subsequent sale in 2006. Sportswear Holdings also acquired Pepe Jeans London Corporation in 1991, of which Mr. Stroll was group chief executive officer from 1993 through 1998. Pepe Jeans, in addition to its own jeanswear businesses, held the license in Europe for Tommy Hilfiger jeans and women’s wear. Mr. Stroll also currently serves as co-chairman of Hackett Ltd., a classic British men’s clothing and accessories lifestyle brand based in London. Mr. Stroll began his career over 25 years ago when he acquired the Pierre Cardin children’s wear license for

Canada. Shortly thereafter, he acquired the license for Polo Ralph Lauren children’s wear in Canada and launched Polo Ralph Lauren men’s, women’s and children’s apparel throughout Europe under the company Poloco S.A., of which Mr. Stroll was the founder, owner and operator.

John D. Idol has been our president, secretary and a member of our board of directors since our inception. In January 2003, Mr. Idol joined Mr. Kors, Lawrence Stroll and Silas Chou in acquiring the Michael Kors business. Mr. Idol has served as the chief executive officer of Michael Kors Corporation since January 2003. From July 2001 until July 2003 when it was sold to the Jones Apparel Group, Mr. Idol served as chief executive officer of Kasper A.S.L., Ltd., a women’s branded apparel company whose lines included the Anne Klein brands, to lead the company through its Chapter 11 restructuring. From July 1997 to July 2001, Mr. Idol served as chief executive officer of Donna Karan International Inc., which designs, markets and distributes collections of women’s and men’s apparel and sportswear, accessories and shoes under the Donna Karan New York and DKNY brand names. In 2001, Mr. Idol and a special committee of Donna Karan International negotiated the sale of Donna Karan International to Louis Vuitton Moet Hennessey. From 1984 to 1990, Mr. Idol served as vice president, and from 1990 to 1994, Mr. Idol served as president, of the Ralph Lauren home collection. From 1994 to 1997, he served as Ralph Lauren’s group president and chief operating officer — product licensing, home collection and men’s collection. Mr. Idol began his career in 1980 at J.P. Stevens, a major U.S. textile manufacturer.

Arthur Bargonetti has served as a member of our board of directors since our inception. Since January 2008, Mr. Bargonetti has been chief operating officer for Elie Tahari, which designs, markets and distributes women’s and men’s sportswear. From July 2005 to December 2007, Mr. Bargonetti served as the Chief Operating Officer of the Signature Apparel Group, a company which designs, markets and distributes several branded lines, including Rocawear Juniors and Levi Loungewear. From 1998 to 2004, Mr. Bargonetti served as President of Operations for Tommy Hilfiger USA, Inc. where he was responsible for the control, coordination and execution of all operational activities including the integration of several acquired licensees. From 1994 to 1998, Mr. Bargonetti served as Chief Operating Officer of Pepe Jeans USA, Inc. From 1983 to 1994, Mr. Bargonetti served as the Executive Vice President and Chief Operating Officer of Bidermann Industries Corporation, a branded apparel company whose lines included, among others, Calvin Klein Sportswear, Ralph Lauren Womenswear, Yves St. Laurent Clothing, Arrow Shirts and Gold Toe Hosiery. From 1974 to 1983, Mr. Bargonetti served as the Executive Vice President of Territory Financial Corporation, a factoring company which specialized in apparel. Mr. Bargonetti started his career as a credit executive with a General Electric distributor.

John R. Muse has served as a member of our board of directors since our inception. Mr. Muse co-founded HM Capital Partners LLC (formerly Hicks, Muse, Tate & Furst, Incorporated), a private equity firm. Since 2005, Mr. Muse has served as chairman of the board of HM Capital Partners. Mr. Muse has been involved in HM Capital Partners’ investment activities in the food and beverage, energy and media sectors since its inception. In 1998, Mr. Muse moved to London to extend HM Capital Partners’ investment activities into Europe. Mr. Muse serves on the board of directors of a number of portfolio companies of HM Capital. He also serves as a director of Dean Foods Company, a NYSE listed dairy company, as well as the Anderson School of Business at UCLA.

M. William Benedetto has served as a member of our board of directors since our inception. Mr. Benedetto is a co-founder and chairman of The Benedetto Gartland Group, a boutique investment bank founded in 1988 that specializes in raising equity capital for private equity firms and providing other investment banking services. From 1983 to 1988, Mr. Benedetto served as executive vice president, director and manager of Dean Witter Reynolds, Inc.’s Investment Banking Division. As senior officer in charge of that firm’s national corporate and public finance departments, he oversaw all investment banking advisory services as well as investment products for the firm’s retail and institutional distribution systems. From 1980 to 1983, Mr. Benedetto served as head of corporate finance for Warburg, Paribas Becker. From 1978 to 1980, Mr. Benedetto served as head of Blyth Eastman Dillon’s Chicago office. Mr. Benedetto was lead director of Donna Karan International from 1996 to 2001 and chaired its audit and compensation committees. Mr. Benedetto is also a member of the board of directors of Georgetown University, is chairman of its board of regents, is a director of FidelisCare, a healthcare insurance company, and is a former chairman of the

Securities Industry Association’s corporate finance committee. He is co-author of Initial Public Offerings: A Strategic Planner for Raising Equity Capital (Probus Publishing, Chicago, IL).

Stephen F. Reitman has served as a member of our board of directors since October 2007. Since 1984, Mr. Reitman has served as a director, executive vice president and chief operating officer of Reitmans (Canada) Limited, Canada’s largest speciality ladies’ wear retailer, which is publicly traded on the Toronto Stock Exchange. From 1971 to 1984, Mr. Reitman held various management positions with Reitmans. Mr. Reitman also currently serves on the board of directors of Celio International S.A., a privately-held European apparel retailer. Mr. Reitman received an M.B.A. from the Wharton School of the University of Pennsylvania in 1971.

Independence of Directors

The NYSE Amex requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors will consult with our counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors.

Consistent with these considerations, our board of directors has affirmatively determined that Arthur Bargonetti, John R. Muse, M. William Benedetto and Stephen F. Reitman are our independent directors, constituting a majority of our board. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board and Committee Information

During the fiscal year ended March 31, 2009, our board of directors met four times. Although we do not have any formal policy regarding director attendance at annual stockholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. We have standing nominating and audit committees of the board of directors. Each of our current directors attended at least 75% of the aggregate number of meetings of the board held during the fiscal year ended March 31, 2009.

Nominating Committee Information

Effective December 2007, we established a nominating committee of the board of directors, which consists of M. William Benedetto, as chairman, and Arthur Bargonetti, each of whom is an independent director under the NYSE Amex listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, a copy of which is attached as Annex A to this proxy statement, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

We do not have any restrictions on stockholder nominations under our amended and restated certificate of incorporation or by-laws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination.

Audit Committee Information and Report

Effective December 2007, we established an audit committee of the board of directors, which consists of Arthur Bargonetti, as chairman, M. William Benedetto and John R. Muse, each of whom has been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex. During the fiscal year ended March 31, 2009, our audit committee met five times.

Financial Expert on Audit Committee

The audit committee is, and will at all times be, composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE Amex listing standards. The NYSE Amex listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to the NYSE Amex that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that each of Arthur Bargonetti and M. William Benedetto satisfies the NYSE Amex’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Audit Fees

During the fiscal years ended March 31, 2009 and March 31, 2008, audit fees for our independent registered public accounting firm were $70,000 and $65,000, respectively.

Audit-Related Fees

We did not receive audit-related services that are not reported as Audit Fees for the fiscal years ended March 31, 2009 or March 31, 2008.

Tax Fees

During the fiscal year ended March 31, 2009, tax fees for our independent registered public accounting firm were $5,000. During the fiscal year ended March 31, 2008, our independent registered public accounting firm did not render any for tax services to us.

All Other Fees

During the fiscal year ended March 31, 2009, there were $38,000 of fees billed for services provided by our independent registered public accounting firm other than those set forth above. During the fiscal year ended March 31, 2008, there were no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Audit Committee Approval

Since our audit committee was not formed until December 2007, the audit committee did not pre-approve the foregoing services prior to such date, although any services rendered prior to the formation of our audit committee were reviewed and ratified. Our audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by our audit committee.

Audit Committee Report

Pursuant to the audit committee’s written charter, a copy of which is attached as Annex B to this proxy statement, our audit committee’s duties include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	monitoring compliance with the terms of our IPO and, if any noncompliance is identified, taking all action necessary to rectify the noncompliance or otherwise cause compliance with the terms of our IPO;

•	reviewing and approving all reimbursements and payments made to any of our founders or members of our management team or our or their respective affiliates, other than the payment of an aggregate of $10,000 per month to JLJ Partners, LLC (“JLJ Partners”) for office space, secretarial and administrative services. Any reimbursements and payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval; and

•	reviewing and approving any related party transactions we may enter into. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Our audit committee has met and held discussions with management and Ernst & Young, our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence) and the committee discussed with the independent auditors and management the auditors’ independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. Based upon the committee’s discussion with management and the independent auditors and the committee’s review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the board of directors include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended March 31, 2009.

The Members of the Audit Committee

Arthur Bargonetti
M. William Benedetto
John R. Muse

Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on December 6, 2007 and through the acquisition of a target business or our liquidation, JLJ Partners, an affiliate of Messrs. Horowitz, Stroll and Idol, is making available to us a small amount of office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay JLJ Partners an aggregate of $10,000 per month for these services. However, this arrangement is solely for our benefit and is not intended to provide Messrs. Horowitz, Stroll or Idol compensation in lieu of a salary. Other than such payments, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our founders, officers, directors or any of their respective affiliates prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Since our formation, we have not granted any stock options or stock appreciation rights or any awards under long-term incentive plans.

Compensation Discussion and Analysis

Overall, following our initial business combination, we will seek to provide total compensation packages that are competitive in terms of potential value to our executives, and which are tailored to the unique characteristics and needs of our company within our industry in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our shareholders. We intend to be competitive with other similarly situated companies in our industry following completion of our initial business combination. The compensation decisions regarding our executives will be based on our need to attract individuals with the skills necessary for us to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above our expectations.

It is likely that our executives’ compensation will have three primary components — salary, cash incentive bonus and stock-based awards. We will view the three components of executive compensation as related but distinct. We do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We anticipate determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information deemed relevant and timely. We have not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.

We may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

Benchmarking of Cash and Equity Compensation

We believe it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies. We expect to stay apprised of the cash and equity compensation practices of publicly held companies in the industry we operate in following our initial business combination through the review of such companies’ public reports and through other resources. It is expected that any companies chosen for inclusion in any benchmarking group would have business characteristics comparable to our company, including revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our post-acquisition business and objectives that may be unique to us, we generally believe that gathering this information will be an important part of our compensation-related decision-making process.

Compensation Components

Base Salary.   Generally, we anticipate setting executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. We will seek to maintain base salary amounts at or near the industry norms while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals. It is anticipated base salaries will generally be reviewed annually, subject to terms of employment agreements, and that we will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Annual Bonuses.   We may design and utilize cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. We will structure cash incentive bonus compensation so that it is taxable to our employees at the time it becomes available to them. At this time, it is not anticipated that any executive officer’s annual cash compensation will exceed $1 million, and we have accordingly not made any plans to qualify for any compensation deductions under Section 162(m) of the Internal Revenue Code.

Equity Awards.   We may also use stock options and other stock-based awards to reward long-term performance. We believe that providing a meaningful portion of our executives’ total compensation package in stock options and other stock-based awards will align the incentives of our executives with the interests of our shareholders and with our long-term success.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended March 31, 2009, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Ethics

In December 2007, our board of directors adopted a code of ethics that applies to our directors, officers and employees as well any subsidiaries we may have in the future. Requests for copies of our code of ethics should be sent in writing to Global Brands Acquisition Corp., 11 West 42nd Street, 21st Floor, New York, New York 10036.

Certain Relationships and Related Transactions

Related party policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant and (iii) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, or officer.

Related party transactions

On July 3, 2007, we issued 7,187,500 founders’ units, representing 7,187,500 shares of our common stock (“founders’ common stock”) and 7,187,500 founders’ warrants, to the entity and individuals set forth below for an aggregate of $25,000 in cash, at a purchase price of approximately $0.003 per unit, as follows:

	Number of	Number of	Relationship
Name	Shares	Warrants	to Us

JLJ Partners, LLC	7,093,750	7,093,750	Stockholder
Arthur Bargonetti	31,250	31,250	Director
John R. Muse	31,250	31,250	Director
M. William Benedetto	31,250	31,250	Director

In October 2007, JLJ Partners transferred 31,250 founders’ units to Stephen F. Reitman upon his becoming a director of ours at the same purchase price that it initially paid for such units.

The founders’ units have been placed in escrow pursuant to an escrow agreement and the founders’ common stock and founders’ warrants are subject to certain transfer restrictions (except that they may be transferred only in the following situations: (i) to an entity’s beneficiaries upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) to our officers and directors and persons affiliated with our founders or (vi) by private sales with respect to up to one third of the founders’ units made at or prior to the consummation of an initial business combination at prices no greater than the price at which the units were originally purchased (approximately $0.003 per unit), in each of (i)-(vi) providing the transferee agrees in writing to be bound by the transfer restrictions and the terms of the escrow agreement, to vote the founders’ common stock in accordance with the majority of the shares of common stock voted by our public stockholders in connection with our initial business combination and to waive any rights to participate in any liquidation distribution if we fail to consummate an initial business combination and to resell the founders’ units to us in the event the co-investment (described below) is not made)

The holders of the majority of the shares of founders’ common stock and founders’ warrants, respectively, are entitled to demand that we register these securities pursuant to an agreement signed on the date of our IPO. The holders of the majority of the founders’ common stock and founders’ warrants may elect to exercise these registration rights at any time commencing 30 days after the consummation of our initial business combination. In addition, these stockholders have certain “piggyback” registration rights with respect to registration statements filed subsequent to the date on which these shares are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

JLJ Partners purchased the 5,000,000 sponsor’s warrants (for a total purchase price of $5,000,000) from us. These purchases took place on a private placement basis simultaneously with the consummation of our IPO. The sponsor’s warrants will be identical to the warrants underlying the units offered in our IPO except that the warrants will not be transferable or salable by the purchasers (except (i) to an entity’s beneficiaries upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order or (v) to our officers, directors and persons affiliated with our founders, provided, in each of (i)-(v), that the transferee agrees to be bound by the transfer restrictions) until after we complete an initial business combination, they will be exercisable on a cashless basis and will not be redeemable by us, in each case, so long as such warrants are held by the purchasers or their permitted transferees. The holders of the majority of these sponsor’s warrants (or underlying shares) will be entitled to demand that we register these securities pursuant to the registration rights agreement referred to above. The holders of the majority of these securities may elect to exercise these registration rights with respect to such securities at any time commencing 30 days after we consummate our initial business combination. In addition, these holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to such date. We will bear the expenses incurred in connection with the filing of any such registration statements.

In addition, immediately prior to our consummation of an initial business combination, JLJ Partners and Sportswear Holdings Limited, an affiliate of Mr. Stroll, will purchase an aggregate of 2,500,000 of our units at a price of $10.00 per unit for an aggregate purchase price of $25.0 million. Except as noted below, the co-investment units will be identical to the units sold in our IPO. Pursuant to the registration rights agreement, the holders of the co-investment units (and underlying securities) will be entitled to certain registration rights commencing 30 days after the consummation of our business combination. Each of the purchasers has agreed, except as provided below, not to sell or otherwise transfer any of its co-investment units, co-investment common stock or co-investment warrants (including the common stock to be issued upon exercise of the co-investment warrants) for a period of 180 days from the date of the consummation of our business combination, except (i) to an entity’s beneficiaries upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order or (v) to our officers and directors and persons affiliated with our founders provided, in each of (i)-(v), that transferees receiving such securities agrees to be subject to the same transfer restrictions as the purchasers. These transfer restrictions will terminate if, subsequent to our initial business combination, (i) the last sales price of our common stock equals or exceeds $14.25 per share for any 20 trading days within any 30-trading day period beginning 90 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Each of the purchasers of the co-investment units has provided us, and has agreed to provide our audit committee, on a semi-annual basis, with evidence that it has sufficient net liquid assets available to consummate the co-investment. In the event that a purchaser does not consummate all or any portion of its co-investment when required to do so, the other purchaser will have the ability, but not the obligation, to satisfy the defaulting purchaser’s co-investment obligation. If the co-investment obligation is not satisfied in full, JLJ Partners has agreed to sell and we have agreed to purchase its founders’ units for the same purchase price originally paid for them.

Commencing on December 6, 2007 and through the acquisition of a target business or our liquidation, JLJ Partners, an affiliate of Messrs. Horowitz, Stroll and Idol, is making available to us a small amount of office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay JLJ Partners an aggregate of $10,000 per month for these services. Each of Messrs. Horowitz, Stroll and Idol is approximately a 1/3 beneficial owner, either directly or through entities of which they or their family members are owners and beneficiaries, of JLJ Partners. As a result, each will benefit from the transaction to the extent of his interest in JLJ Partners. However, this arrangement is solely for our benefit and is not intended to provide Messrs. Stroll, Horowitz or Idol compensation in lieu of a salary. We believe, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by JLJ Partners is at least as favorable as we could have obtained from an unaffiliated person.

Prior to our IPO, JLJ Partners loaned to us an aggregate of $100,000 to cover expenses related to the offering. The loan was repaid without interest following the consummation of our IPO.

We will reimburse our management team, founders and our or their respective affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses that could be incurred. Our audit committee will review and approve all reimbursements and payments made to any founder or member of our management team and our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Other than the $10,000 per-month administrative fee and reimbursable out-of-pocket expenses payable to our management team, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our founders, officers or directors or our or their respective affiliates, prior to or with respect to the initial business combination (regardless of the type of transaction that is its).

All ongoing and future transactions between us and any of our founders or members of our management team or our directors, or our or their respective affiliates, including loans by members of our management team, will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by our audit committee who had access, at our expense, to our attorneys or independent legal counsel. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

Independent Auditors

Our audit committee has selected Ernst & Young as our independent auditors for the fiscal year ending March 31, 2010. Ernst & Young was our independent auditor for the fiscal year ended March 31, 2009. Representatives of Ernst & Young are expected to be present at the annual meeting. The representatives of Ernst & Young will have the opportunity to make statements and will be available to respond to appropriate questions from stockholders.

Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are paying the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or over the telephone by our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

2010 Annual Meeting Stockholder Proposals and Nominations

Our 2010 annual meeting of stockholders will be held on or about August 11, 2010. In order for any stockholder proposal or nominations to be presented at the annual meeting of stockholders to be held in 2010 or to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our principal executive offices between May 13, 2010 and June 12, 2010. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the stockholder making the proposal and the disclosure of that stockholder’s number of shares of common stock owned, length of ownership of the shares, representation that the stockholder will continue to own the shares through the stockholder meeting, intention to appear in person or by proxy at the stockholder meeting and material interest, if any, in the matter being proposed.

Stockholder nominations for persons to be elected as directors should include the name and address of the stockholder making the nomination, a representation that the stockholder owns shares of common stock entitled to vote at the stockholder meeting, a description of all arrangements between the stockholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person so nominated.

Stockholder proposals and nominations should be addressed to Global Brands Acquisition Corp., Attention: Corporate Secretary, 11 West 42nd Street, 21st Floor, New York, New York 10036.

Other Stockholder Communications with our Board of Directors

Our board of directors provides a process for stockholders and interested parties to send communications to the board. Stockholders and interested parties may communicate with our board of directors, any committee chairperson or our non-management directors as a group by writing to the board or committee chairperson in care of Global Brands Acquisition Corp., Attention: Corporate Secretary, 11 West 42nd Street, 21st Floor, New York, New York 10036. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

Discretionary Voting of Proxies

Pursuant to Rule 14a-4 promulgated by the SEC, stockholders are advised that our management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2010 annual meeting of stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in New York, New York, not later than June 27, 2010.

Other Matters

The board of directors knows of no matter which will be presented for consideration at the annual meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Lawrence S. Stroll,
Chairman of the Board

New York, New York
July 20, 2009

Annex A

Approved by the Board of Directors
December 6, 2007

GLOBAL BRANDS ACQUISITION CORP.

Nominating Committee Charter

The Nominating Committee’s responsibilities and powers as delegated by the board of directors are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.	PURPOSE

As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members and committee composition and structure. The Committee shall not distinguish among nominees recommended by stockholders and other persons.

II.	MEMBERSHIP

The Committee shall consist of at least two members of the board of directors as determined from time to time by the board. Each member shall be “independent” in accordance with the listing standards of the American Stock Exchange, as amended from time to time.

The board of directors shall elect the members of this Committee at the first board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III.  MEETINGS AND COMMITTEE ACTION

The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the by-laws of the company with respect to meetings of the board of directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the board of directors.

The chairman of the Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee or minutes of a meeting of the Committee executed by the secretary setting forth the names of the members of the Committee present at the meeting or actions taken by the Committee at the meeting shall be sufficient evidence at all times as to the members of the Committee who were present, or such actions taken.

IV.	COMMITTEE AUTHORITY AND RESPONSIBLITIES

• Developing the criteria and qualifications for membership on the board.

•	Recruiting, reviewing and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

•	Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

•	Establishing subcommittees for the purpose of evaluating special or unique matters.

•	Monitoring and making recommendations regarding committee functions, contributions and composition.

•	Evaluating, on an annual basis, the Committee’s performance.

V.	REPORTING

The Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement.

GLOBAL BRANDS ACQUISITION CORP.

Board of Director Candidate Guidelines

The Nominating Committee of Global Brands Acquisition Corp. (the “Company”) will identify, evaluate and recommend candidates to become members of the Board of Directors (“Board”) with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s stockholders in accordance with the Company’s policy, a copy of which is attached hereto. Candidates will be reviewed in the context of current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•	Whether the candidate is independent pursuant to the requirements of the American Stock Exchange.

•	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

•	Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

•	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

•	Whether the candidate has knowledge of the Company and issues affecting the Company.

•	Whether the candidate is committed to enhancing stockholder value.

•	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

•	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

•	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

•	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

•	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

•	Whether the candidate is able to suggest business opportunities to the Company.

Stockholder Recommendations for Directors

Stockholders who wish to recommend to the Nominating Committee a candidate for election to the Board of Directors should send their letters to 11 West 42nd Street, 21st Floor, New York, New York 10036, Attention: Nominating Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of stockholders, the Corporate Secretary must receive the stockholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

The recommendation must contain the following information about the candidate:

•	Name;

•	Age;

•	Business and current residence addresses, as well as residence addresses for the past 20 years;

•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

•	Educational background;

•	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

•	The number of shares of common stock of the Company beneficially owned by the candidate;

•	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of the Company, if elected.

Annex B

Adopted: December 6, 2007

AUDIT COMMITTEE CHARTER
OF
GLOBAL BRANDS ACQUISITION CORP.

Purpose

The Audit Committee is appointed by the Board of Directors (“Board”) of Global Brands Acquisition Corp. (“Company”) to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall at all times be composed exclusively of members who meet the “Independent Directors and Audit Committee” requirements of the American Stock Exchange and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission. All members of the Audit Committee will be “financially literate” as defined under the American Stock Exchange listing standards.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. There shall be a Chairman of the Audit Committee which shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report, (ii) compensation to any advisors employed by the Audit Committee and (iii) the ordinary administrative expenses of the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2. Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4. Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

(a) any significant changes in the Company’s selection or application of accounting principles;

(b) the Company’s critical accounting policies and practices;

(c) all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

(d) any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

(e) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6. Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company’s CEO and CFO (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

10. At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard 1, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

14. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

15. Review and approve all reimbursements and payments made to any founder, officer or director and the Company or their respective affiliates (other than the payment of an aggregate of $10,000 per month, commencing on December 6, 2007 through the consummation of the Company’s initial business combination or the Company’s liquidation, to JLJ Partners, LLC for office space, secretarial and administrative services). Any reimbursements and payments made to members of our Audit Committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

16. Review and approve all related-party transactions (as defined below) and all ongoing and future transactions between the Company and any founder, officer or director or their respective affiliates, including analyzing the shareholder base of each target business so as to ensure that the Company does not consummate a business combination with an entity that is affiliated with any initial stockholder, officer or director and the Company or their respective affiliates unless the procedures outlined in the Company’s amended and restated certificate of incorporation are complied with. The Audit Committee will consider all relevant factors when determining whether to approve a related-party transaction, including whether such transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but such director is required to provide the Audit Committee with all material information concerning the transaction. In connection with the review and approval of such transactions, the Audit Committee shall have access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. Related party transactions are those transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K.

17. Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

18. Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the confidential and anonymous receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

19. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

20. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

21. Review proxy disclosure to ensure that it is in compliance with SEC rules and regulations.

22. Review the requirements of Article Seventh (or any successor article thereto) of the Company’s amended and restated certificate of incorporation (“Article Seventh”) at each quarterly meeting of the Audit Committee to determine compliance by the Company with the requirements thereof, and review the terms of all agreements (the “IPO Agreements”) between the Company and any of its officers, directors and founders included as exhibits to the Registration Statement on Form S-1 (File No. 333-145684) filed by the Company with the SEC to register the Company’s initial public offering at each quarterly meeting of the Audit Committee to determine whether the parties to each IPO Agreement are in compliance with such agreement. If any noncompliance is identified, then the Audit Committee shall immediately take all action necessary to rectify such noncompliance or otherwise cause compliance with the requirements of Article Seventh or the terms and provisions of each IPO Agreement.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 11, 2009. This Proxy Statement and our 2009 Annual Report on Form 10-K to Stockholders are available at http://www.cstproxy.com/globalbrandsacquisition/2009

GLOBAL BRANDS ACQUISITION CORP. PROXY
Solicited By The Board Of Directors
for Annual Meeting To Be Held on August 11, 2009

The undersigned Stockholder(s) of Global Brands Acquisition Corp., a Delaware corporation (“Company”), hereby appoint(s) Joel J. Horowitz, Lawrence S. Stroll and John D. Idol, or any of them, with full power of substitution and to act without the others, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 11, 2009 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

1.	Election of the following Directors:
	FOR all nominees listed below except as marked to the contrary below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

Stephen F. Reitman and John R. Muse

INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name in the following space:

2.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	I plan on attending the Annual Meeting.

Signature	Date

Signature if held jointly

Please sign exactly as name appears above.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY